UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K/A
______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  March 9, 2016
(Date of earliest event reported:  March 4, 2016)

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(a) As previously reported on the Current Report on Form 8-K dated January 11, 2016, which is amended hereby, on January 5, 2016, the Audit Committee of Haverty Furniture Companies, Inc., ("Havertys" or "the Company") dismissed Ernst & Young LLP ("EY"), from the role of independent registered public accounting firm for Havertys effective upon the completion by EY of its audits on the consolidated financial statements as of and for the year ended December 31, 2015 and the effectiveness of the Company's internal control over financial reporting as of December 31, 2015 and all other procedures related to the filing of the Company's Annual Report on Form 10-K for the year ending December 31, 2015. On March 4, 2016, Havertys filed its 2015 Annual Report on Form 10-K, and EY's role as the Company's independent registered public accounting firm ended.

The reports of EY on the Company's consolidated financial statements for the years ended December 31, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of EY on the effectiveness of the Company's internal control over financial reporting as of December 31, 2014 and 2015 did not contain an adverse opinion, nor were they qualified or modified.

During the years ended December 31, 2014 and 2015, and in the subsequent interim period from January 1, 2016 through March 4, 2016, the date on which Havertys filed its 2015 Annual Report on Form 10-K, (i) Havertys had no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

Havertys provided EY with a copy of this Current Report on Form 8-K/A  prior to its filing with the Securities and Exchange Commission and requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of EY's letter, dated March 9, 2016, is attached as Exhibit 16.2 to this Form 8-K/A.

(b) As previously reported on the Current Report on Form 8-K dated January 11, 2016, on January 5, 2016, the Audit Committee of Havertys selected Grant Thornton LLP ("Grant Thornton") as the new independent registered public accounting firm for Havertys.  During the Company's years ended December 31, 2014 and 2015, and the subsequent interim period from January 1, 2016 through March 4, 2016, Havertys did not consult with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                          Financial Statements, Pro Forma Financial Information and Exhibits

(c)            Exhibits

16.1	Letter of Ernst & Young LLP, dated January 11, 2016, regarding change in independent registered public accounting firm.

16.2	Letter of Ernst & Young LLP, dated March 9, 2016, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

March 9, 2016	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer